UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 27, 2002

Auspex Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21432	93-0963760

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Scott Boulevard, Santa Clara, California		95050

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 566-2000

Item 7. Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Certification of Gary J. Sbona, Chief Executive Officer, and Peter R. Simpson, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9. Regulation FD Disclosure

Registrant provided to the Securities and Exchange Commission as correspondence accompanying its Annual Report on Form 10-K for its fiscal year ended June 30, 2002 filed with the Securities and Exchange Commission on September 27, 2002, the certifications attached hereto as Exhibit 99.1. The information in this report and the exhibit attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Auspex Systems, Inc.

Date: September 27, 2002	By: /s/ Gary J. Sbona

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Gary J. Sbona, Chief Executive Officer, and Peter R. Simpson, Chief Financial Officer pursuant to 18 U.S.C. Section 1350